UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 27, 2000


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

        100 Century Park Drive, Monroe, Louisiana                71203
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000



Item 5.   Other Events

   The following press release was issued by CenturyTel,Inc. on July
27, 2000:


FOR IMMEDIATE RELEASE               FOR MORE INFORMATION CONTACT:
July 27, 2000                       Jeffrey S. Glover (318) 388-9648
                                    jeff.glover@centurytel.com

CenturyTel Achieves Earnings Per Share of $.41 for the Second Quarter
---------------------------------------------------------------------

Monroe, Louisiana . . . CenturyTel, Inc.(NYSE Symbol:CTL) announces operating results for second quarter 2000.

o Revenues from recurring operations were $423.2 million.

o Net income from recurring operations was $57.8 million.

o Diluted earnings per share from recurring operations were $.41.

o Earnings before interest, taxes, depreciation and amortization were $219.6 million.


--------------------------------------------------------------------------------

Second Quarter Highlights excluding
 the effect of  asset divestitures
 (In thousands, except                   Quarter Ended   Quarter Ended
  per share amounts)                        6/30/00         6/30/99     % Change
--------------------------------------------------------------------------------
 Revenues                                   $ 423,156      $ 397,663      6.4%
 EBITDA (1)                                 $ 219,649      $ 215,845      1.8%
 Net Income                                 $  57,845      $  59,525     (2.8%)
 Diluted Earnings Per Share (2)             $     .41      $     .42     (2.4%)
 Average Diluted Shares Outstanding           141,732        141,461       .2%

 Telephone Revenues (3)                     $ 276,088      $ 260,946      5.8%
 Wireless Revenues                          $ 111,142      $ 105,725      5.1%
 Other Operations Revenues (3)              $  35,926      $  30,992     15.9%
--------------------------------------------------------------------------------
 Telephone Access Lines                     1,296,043      1,246,593      4.0%
 Wireless Units in Majority-Owned Markets     749,400        630,951     18.8%
--------------------------------------------------------------------------------

(1) Earnings from recurring operations before interest, taxes, depreciation and amortization
(2) Excluding expenses related to pending acquisitions, diluted earnings per share were $.43 for second quarter 2000
(3) Internet revenues of $5.3 million in second quarter 2000 and $3.4 million in second quarter 1999 were reclassified from Telephone Revenues to Other Operations Revenues

                          ----------------------------

   "We are pleased to announce strong second quarter results," Glen F. Post, III, President and Chief Executive Officer, said. "CenturyTel's financial performance improved substantially from first quarter 2000 as earnings per share rose 21% sequentially to $.41. We achieved a 71% increase in wireless net customer additions compared with second quarter 1999, fueled by excellent demand for our new digital rate plans. Additionally, CenturyTel expects to close the pending GTE acquisitions during the third quarter, which will significantly expand our customer base and increase revenue streams."
                        -----------------------------


     Net income from recurring operations for the quarter decreased 2.8% to $57.8 million from $59.5 million in second quarter 1999. Diluted earnings per share from recurring operations was $.41 compared with $.42 in second quarter 1999. Consolidated revenues from recurring operations climbed 6.4% to $423.2 million from $397.7 million. Earnings from recurring operations before interest, taxes, depreciation and amortization (EBITDA) advanced to $219.6 million from $215.8 million, a 1.8% increase. CenturyTel achieved a consolidated EBITDA margin of 51.9% during the quarter.

                        -----------------------------

     "CenturyTel's second quarter results reflect $.02 per share in additional expenses related to the integration of the pending GTE acquisitions. Strong wireless customer growth during the quarter led to higher sales and marketing expenses which impacted our wireless results in the current quarter, but will contribute to revenue growth in subsequent quarters," Post said.

                        -----------------------------

     Telephone revenues from recurring operations grew 5.8% to $276.1 million during the quarter, compared with $260.9 million in second quarter 1999. Telephone operating income from recurring operations increased 3.5%, reaching $82.8 million from $80.1 million, and operating cash flow from recurring operations rose 3.6% to $150.5 million from $145.3 million a year ago. CenturyTel's second quarter telephone EBITDA margin was 54.5% while the operating income margin was 30.0%.

o The Arkansas and Missouri GTE acquisitions are both scheduled to close on July 31, and we anticipate closing the Wisconsin properties by the end of the third quarter.

o CenturyTel's DSL deployment is on track as we expanded the availability of high-speed Internet access via DSL to 18% of CenturyTel's access lines during the quarter.


     Wireless revenues from recurring operations advanced 5.1% to $111.1 million in second quarter 2000, compared with $105.7 million in second quarter 1999. Local service revenues from recurring operations increased 10.4% while roaming revenues declined 14.3% from a year ago. Roaming revenues were 21.6% of wireless service revenues for the quarter. Wireless operating income from recurring operations decreased 17.3% to $32.8 million from $39.7 million, and operating cash flow declined 9.9% to $49.6 million from $55.0 million a year ago. These declines reflect a $6.2 million increase in sales and marketing costs coupled with a $3.9 million decline in roaming revenues. Increased roaming minutes of use were more than offset by reductions in roaming rates. CenturyTel's second quarter wireless EBITDA margin from recurring operations was 44.6% (46.2% based on service revenues), and operating income margin was 29.5% (30.6% based on service revenues).

o    Average monthly churn for contract customers was 1.7% for the quarter.

o CenturyTel added nearly 21,900 wireless customers during the second quarter, a 71% increase from second quarter 1999.

o Average monthly wireless service revenue per user (ARPU) was $48 during second quarter 2000.


     Other operations revenues from recurring operations grew 15.9% to $35.9 million during second quarter 2000, compared with $31.0 million in second quarter 1999.

o CenturyTel added more than 7,300 long distance customers, ending the quarter with 326,000 long distance subscribers.

o Internet subscribers increased 55% from the prior year to more than 80,500 customers. CenturyTel added 5,200 Internet subscribers during the quarter.


     During the first six months of 2000, net income from recurring operations decreased 5.3% to $105.9 million from $111.8 million in 1999. Diluted earnings per share declined 5.1% to $.75 from $.79, and consolidated revenues increased 7.8% to $836.0 million from $775.8 million. Earnings from recurring operations before interest, taxes, depreciation and amortization (EBITDA) was $422.3 million compared with $423.0 million a year ago.

     In addition to historical information, this release includes certain forward-looking statements that are subject to uncertainties that could cause the Company's actual results to differ materially from such statements. Such uncertainties include but are not limited to: the effects of ongoing deregulation in the telecommunications industry; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; our ability to timely consummate our pending acquisitions and effectively manage our growth, including financing costs, integrating newly acquired properties into our operations, hiring adequate numbers of qualified staff and successfully upgrading our billing and other information systems; the risks inherent in rapid technological change; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

     CenturyTel, Inc. provides integrated communications services including local exchange, wireless, long distance, Internet access and security monitoring services to more than two million customers in 20 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the seventh largest local exchange telephone company, based on access lines, and the ninth largest cellular company, based on population equivalents owned, in the United States. Visit CenturyTel's corporate website at (www.centurytel.com)




                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                    THREE MONTHS ENDED JUNE 30, 2000 AND 1999
                                   (UNAUDITED)

                                                                       INCREASE
                                                2000          1999    (DECREASE)
--------------------------------------------------------------------------------
                                               In thousands, except
                                                per share amounts

             TELEPHONE OPERATIONS
Operating revenues
   Local service                          $    90,527        89,452        1.2%
   Network access                             160,933       155,789        3.3%
   Other                                       24,628        29,656      (17.0%)
-------------------------------------------------------------------
                                              276,088       274,897        0.4%
-------------------------------------------------------------------
Operating expenses
   Plant operations                            59,763        60,213       (0.7%)
   Customer operations                         25,509        23,284        9.6%
   Corporate and other                         40,336        38,878        3.8%
   Depreciation and amortization               67,631        68,528       (1.3%)
-------------------------------------------------------------------
                                              193,239       190,903        1.2%
-------------------------------------------------------------------
Telephone operating income                     82,849        83,994       (1.4%)
-------------------------------------------------------------------

             WIRELESS OPERATIONS
Operating revenues
   Service revenues                           107,351       107,495       (0.1%)
   Equipment sales                              3,791         2,537       49.4%
-------------------------------------------------------------------
                                              111,142       110,032        1.0%
-------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                       6,356         5,263       20.8%
   System operations                           16,380        14,894       10.0%
   General, administrative and
    customer service                           19,421        18,656        4.1%
   Sales and marketing                         19,431        13,423       44.8%
   Depreciation and amortization               16,742        16,357        2.4%
-------------------------------------------------------------------
                                               78,330        68,593       14.2%
-------------------------------------------------------------------
Wireless operating income                      32,812        41,439      (20.8%)
-------------------------------------------------------------------

             OTHER OPERATIONS
Operating revenues                             35,926        31,821       12.9%
-------------------------------------------------------------------
Operating expenses
   Cost of sales and other                     25,299        25,502       (0.8%)
   Depreciation and amortization                1,396         1,127       23.9%
-------------------------------------------------------------------
                                               26,695        26,629        0.2%
-------------------------------------------------------------------
Other operating income                          9,231         5,192       77.8%
-------------------------------------------------------------------
TOTAL OPERATING INCOME                        124,892       130,625       (4.4%)

OTHER INCOME (EXPENSE)
   Gain on sales of assets                          -        39,601     (100.0%)
   Interest expense                           (35,267)      (37,487)      (5.9%)
   Income from unconsolidated
    cellular entities                           9,475         9,267        2.2%
   Minority interest                           (2,871)      (18,790)     (84.7%)
   Other income and expense                     2,384         3,434      (30.6%)
   Income tax expense                         (40,768)      (73,188)     (44.3%)
-------------------------------------------------------------------
NET INCOME                                 $   57,845        53,462        8.2%
===================================================================

EARNINGS PER SHARE
   Basic (1)                               $     0.41          0.38        7.9%
   Diluted (2)                             $     0.41          0.38        7.9%

SHARES OUTSTANDING
   Basic                                      139,995       138,852        0.8%
   Diluted                                    141,732       141,461        0.2%

DIVIDENDS PER COMMON SHARE                 $   0.0475        0.0450        5.6%


(1) Excluding the effect of asset divestitures and nonrecurring gains and losses, basic earnings per share were $.41 and $.43 for 2000 and 1999, respectively
(2) Excluding the effect of asset divestitures and nonrecurring gains and losses, diluted earnings per share were $.41 and $.42 for 2000 and 1999, respectively


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                    THREE MONTHS ENDED JUNE 30, 2000 AND 1999
                                   (UNAUDITED)

Excludes the effect of                                                 INCREASE
  asset divestitures                            2000          1999    (DECREASE)
--------------------------------------------------------------------------------
                                               In thousands, except
                                                 per share amounts

             TELEPHONE OPERATIONS
Operating revenues
   Local service                          $    90,527        84,751        6.8%
   Network access                             160,933       148,522        8.4%
   Other                                       24,628        27,673      (11.0%)
-------------------------------------------------------------------
                                              276,088       260,946        5.8%
-------------------------------------------------------------------

Operating expenses
   Plant operations                            59,763        56,347        6.1%
   Customer operations                         25,509        21,917       16.4%
   Corporate and other                         40,336        37,401        7.8%
   Depreciation and amortization               67,631        65,211        3.7%
-------------------------------------------------------------------
                                              193,239       180,876        6.8%
-------------------------------------------------------------------
Telephone operating income                     82,849        80,070        3.5%
-------------------------------------------------------------------

             WIRELESS OPERATIONS
Operating revenues
   Service revenues                           107,351       103,313        3.9%
   Equipment sales                              3,791         2,412       57.2%
-------------------------------------------------------------------
                                              111,142       105,725        5.1%
-------------------------------------------------------------------

Operating expenses
   Cost of equipment sold                       6,356         5,216       21.9%
   System operations                           16,380        14,229       15.1%
   General, administrative and
    customer service                           19,421        18,067        7.5%
   Sales and marketing                         19,431        13,196       47.2%
   Depreciation and amortization               16,742        15,319        9.3%
-------------------------------------------------------------------
                                               78,330        66,027       18.6%
-------------------------------------------------------------------
Wireless operating income                      32,812        39,698      (17.3%)
-------------------------------------------------------------------

             OTHER OPERATIONS
Operating revenues                             35,926        30,992       15.9%
-------------------------------------------------------------------

Operating expenses
   Cost of sales and other                     25,299        24,256        4.3%
   Depreciation and amortization                1,396         1,070       30.5%
-------------------------------------------------------------------
                                               26,695        25,326        5.4%
-------------------------------------------------------------------
Other operating income                          9,231         5,666       62.9%
-------------------------------------------------------------------

TOTAL OPERATING INCOME                        124,892       125,434       (0.4%)

OTHER INCOME (EXPENSE)
   Interest expense                           (35,267)      (34,595)       1.9%
   Income from unconsolidated
    cellular entities                           9,475         9,267        2.2%
   Minority interest                           (2,871)       (3,160)      (9.1%)
   Other income and expense                     2,384         2,704      (11.8%)
   Income tax expense                         (40,768)      (40,125)       1.6%
-------------------------------------------------------------------

NET INCOME                                $    57,845        59,525       (2.8%)
===================================================================

EARNINGS PER SHARE
   Basic                                  $      0.41          0.43       (4.7%)
   Diluted                                $      0.41          0.42       (2.4%)

SHARES OUTSTANDING
   Basic                                      139,995       138,852        0.8%
   Diluted                                    141,732       141,461        0.2%

DIVIDENDS PER COMMON SHARE                $    0.0475        0.0450        5.6%



                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                     SIX MONTHS ENDED JUNE 30, 2000 AND 1999
                                   (UNAUDITED)

                                                                       INCREASE
                                                2000          1999    (DECREASE)
--------------------------------------------------------------------------------
                                               In thousands, except
                                                per share amounts

             TELEPHONE OPERATIONS
Operating revenues
   Local service                          $   178,592       180,109       (0.8%)
   Network access                             323,186       322,944        0.1%
   Other                                       51,236        60,117      (14.8%)
-------------------------------------------------------------------
                                              553,014       563,170       (1.8%)
-------------------------------------------------------------------
Operating expenses
   Plant operations                           122,539       124,150       (1.3%)
   Customer operations                         48,270        44,641        8.1%
   Corporate and other                         79,868        75,757        5.4%
   Depreciation and amortization              134,991       139,955       (3.5%)
-------------------------------------------------------------------
                                              385,668       384,503        0.3%
-------------------------------------------------------------------
Telephone operating income                    167,346       178,667       (6.3%)
-------------------------------------------------------------------

             WIRELESS OPERATIONS
Operating revenues
   Service revenues                           203,974       203,555        0.2%
   Equipment sales                              7,572         5,038       50.3%
-------------------------------------------------------------------
                                              211,546       208,593        1.4%
-------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                      14,536         9,648       50.7%
   System operations                           32,033        28,530       12.3%
   General, administrative and
    customer service                           37,627        37,985       (0.9%)
   Sales and marketing                         41,556        27,542       50.9%
   Depreciation and amortization               33,091        33,796       (2.1%)
-------------------------------------------------------------------
                                              158,843       137,501       15.5%
-------------------------------------------------------------------
Wireless operating income                      52,703        71,092      (25.9%)
-------------------------------------------------------------------

               OTHER OPERATIONS
Operating revenues                             71,552        59,243       20.8%
-------------------------------------------------------------------

Operating expenses
   Cost of sales and other                     52,789        45,512       16.0%
   Depreciation and amortization                2,498         2,242       11.4%
-------------------------------------------------------------------
                                               55,287        47,754       15.8%
-------------------------------------------------------------------
Other operating income                         16,265        11,489       41.6%
-------------------------------------------------------------------

TOTAL OPERATING INCOME                        236,314       261,248       (9.5%)

OTHER INCOME (EXPENSE)
   Gain on sales of assets                      9,910        49,959      (80.2%)
-------------------------------------------------------------------
   Interest expense                           (71,309)      (79,728)     (10.6%)
   Income from unconsolidated
    cellular entities                           8,016        16,112      (50.2%)
   Minority interest                           (5,163)      (22,100)     (76.6%)
   Other income and expense                     6,613         5,614       17.8%
   Income tax expense                         (77,252)     (116,538)     (33.7%)
-------------------------------------------------------------------

NET INCOME                                $   107,129       114,567       (6.5%)
===================================================================

EARNINGS PER SHARE
   Basic (1)                              $      0.76          0.83       (8.4%)
   Diluted (2)                            $      0.76          0.81       (6.2%)

SHARES OUTSTANDING
   Basic                                      139,874       138,455        1.0%
   Diluted                                    141,729       141,245        0.3%

DIVIDENDS PER COMMON SHARE                $    0.0950        0.0900        5.6%


(1) Excluding the effects of asset divestitures and nonrecurring gains and losses, basic earnings per share were $.76 and $.81 for 2000 and 1999, respectively
(2) Excluding the effects of asset divestitures and nonrecurring gains and losses, diluted earnings per share were $.75 and $.79 for 2000 and 1999, respectively


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                     SIX MONTHS ENDED JUNE 30, 2000 AND 1999
                                   (UNAUDITED)


Excludes the effect of asset divestitures                              INCREASE
 and nonrecurring gains and losses              2000          1999    (DECREASE)
--------------------------------------------------------------------------------
                                               In thousands, except
                                                per share amounts
             TELEPHONE OPERATIONS
Operating revenues
   Local service                          $   178,592       165,698        7.8%
   Network access                             323,186       300,759        7.5%
   Other                                       51,236        53,796       (4.8%)
-------------------------------------------------------------------
                                              553,014       520,253        6.3%
-------------------------------------------------------------------
Operating expenses
   Plant operations                           122,539       112,140        9.3%
   Customer operations                         48,270        40,831       18.2%
   Corporate and other                         79,868        72,229       10.6%
   Depreciation and amortization              134,991       129,497        4.2%
-------------------------------------------------------------------
                                              385,668       354,697        8.7%
-------------------------------------------------------------------
Telephone operating income                    167,346       165,556        1.1%
-------------------------------------------------------------------

             WIRELESS OPERATIONS
Operating revenues
   Service revenues                           203,963       193,855        5.2%
   Equipment sales                              7,490         4,745       57.9%
-------------------------------------------------------------------
                                              211,453       198,600        6.5%
-------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                      14,459         9,406       53.7%
   System operations                           31,933        26,747       19.4%
   General, administrative
    and customer service                       37,627        36,465        3.2%
   Sales and marketing                         41,547        26,910       54.4%
   Depreciation and amortization               33,007        31,548        4.6%
-------------------------------------------------------------------
                                              158,573       131,076       21.0%
-------------------------------------------------------------------
Wireless operating income                      52,880        67,524      (21.7%)
-------------------------------------------------------------------

             OTHER OPERATIONS
Operating revenues                             71,552        56,926       25.7%
-------------------------------------------------------------------

Operating expenses
   Cost of sales and other                     52,285        42,893       21.9%
   Depreciation and amortization                2,498         2,100       19.0%
-------------------------------------------------------------------
                                               54,783        44,993       21.8%
-------------------------------------------------------------------
Other operating income                         16,769        11,933       40.5%
-------------------------------------------------------------------

TOTAL OPERATING INCOME                        236,995       245,013       (3.3%)

OTHER INCOME (EXPENSE)
   Interest expense                           (71,284)      (71,074)       0.3%
   Income from unconsolidated
    cellular entities                          13,346        16,112      (17.2%)
   Minority interest                           (5,163)       (5,920)     (12.8%)
   Other income and expense                     6,611         4,670       41.6%
   Income tax expense                         (74,646)      (76,970)      (3.0%)
-------------------------------------------------------------------

NET INCOME                                $   105,859       111,831       (5.3%)
===================================================================

EARNINGS PER SHARE
   Basic                                  $      0.76          0.81       (6.2%)
   Diluted                                $      0.75          0.79       (5.1%)

SHARES OUTSTANDING
   Basic                                      139,874       138,455        1.0%
   Diluted                                    141,729       141,245        0.3%

DIVIDENDS PER COMMON SHARE                $    0.0950        0.0900        5.6%


                               CenturyTel, Inc.
                           CONSOLIDATED BALANCE SHEETS
                       JUNE 30, 2000 AND DECEMBER 31, 1999
                                   (UNAUDITED)

                                                      June 30,      December 31,
                                                        2000            1999
--------------------------------------------------------------------------------
                                                           (in thousands)
                                     ASSETS

CURRENT ASSETS
   Cash and cash equivalents                       $     49,685          56,640
   Other current assets                                 242,916         229,433
--------------------------------------------------------------------------------
     Total current assets                               292,601         286,073
--------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
   Telephone                                          3,510,277       3,439,469
   Wireless                                             479,469         472,725
   Other                                                328,961         281,713
   Accumulated depreciation                          (2,082,816)     (1,937,449)
--------------------------------------------------------------------------------
     Net property, plant and equipment                2,235,891       2,256,458
--------------------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
   Excess cost of net assets acquired                 1,621,491       1,644,884
   Other                                                571,884         517,992
--------------------------------------------------------------------------------
     Total investments and other assets               2,193,375       2,162,876
--------------------------------------------------------------------------------
TOTAL ASSETS                                       $  4,721,867       4,705,407
--------------------------------------------------------------------------------

                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
   Current maturities of long-term debt            $     75,022          62,098
   Other current liabilities                            261,690         247,079
--------------------------------------------------------------------------------
     Total current liabilities                          336,712         309,177

LONG-TERM DEBT                                        1,953,844       2,078,311
DEFERRED CREDITS AND OTHER LIABILITIES                  483,760         469,927
STOCKHOLDERS' EQUITY                                  1,947,551       1,847,992
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND EQUITY                       $  4,721,867       4,705,407
================================================================================

                              CAPITAL EXPENDITURES
                    SIX MONTHS ENDED JUNE 30, 2000 AND 1999

                                                                         INC
                                          2000            1999          (DEC)
--------------------------------------------------------------------------------
                                             (in thousands)

Telephone                             $  75,414          86,624        (12.9%)
Wireless                                 14,685          33,190        (55.8%)
Corporate and other                      49,308          29,314         68.2%
---------------------------------------------------------------
  Total capital expenditures          $ 139,407         149,128         (6.5%)
===============================================================

                              CAPITAL EXPENDITURES
                   THREE MONTHS ENDED JUNE 30, 2000 AND 1999

                                                                         INC
                                          2000            1999          (DEC)
--------------------------------------------------------------------------------
                                             (in thousands)

Telephone                             $  46,105          48,320         (4.6%)
Wireless                                 11,006          24,627        (55.3%)
Corporate and other                      24,131          13,180         83.1%
---------------------------------------------------------------
  Total capital expenditures          $  81,242          86,127         (5.7%)
===============================================================



                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CenturyTel, Inc.

                                   By:  /s/ Neil A. Sweasy
                                       -------------------------
                                       Neil A. Sweasy
                                       Vice President and Controller